UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  September 29, 2006

SKY PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 Congress Avenue, Suite 1540

Austin, Texas 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 687-3427

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

Effective on or about September 29, 2006, Sky Petroleum Inc. (the “Company”) terminated the services of its principal independent auditor, Beckstead and Watts, LLP, Chartered Accountants of Henderson, Nevada (“Beckstead and Watts”).

In Beckstead and Watts’ principal accountant reports on the Company’s financial statements for each of the past two years, no adverse opinion was issued and no opinion of Beckstead and Watts was modified as to audit scope or accounting principles. Beackstead and Watts’ principal accountant report on the Company’s financial statements for the year-ended December 31, 2004, as reported in the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2005, contained a disclaimer paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. No other reports in each of the last two years contained a disclaimer of opinion or were modified as to uncertainty.

The change in auditor was recommended and approved by our Audit Committee, within its powers as granted by the Company’s Audit Committee Charter.

We are not aware of any disagreements with Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Beckstead and Watts, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

We are not aware of any reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of Beckstead and Watts.

We engaged BDO Patel and Al Saleh, of Dubai, United Arab Emirates (“BDO”), as our new principal independent accountant effective on or about September 29, 2006, to audit our financial records. During the two most recent fiscal years and the interim period preceding the appointment of BDO, we have not consulted BDO regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that we considered an important factor in reaching a decision as to the accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Regulation S-B, Item 304(a)(1)(iv)(B)).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1(1)	Letter from Beckstead and Watts regarding change in certifying accountant

(1)  To be filed upon receipt, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: September 29, 2006	By: /s/ Michael D. Noonan _______________________________________ Michael D. Noonan Secretary